SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 22, 2003

                               Infocrossing, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                 0-20824             13-3252333
      ---------------------------     -----------        ------------------
     (State or Other Jurisdiction     (Commission          (IRS Employer
           of Incorporation)          File Number)       Identification No.)

               2 Christie Heights Street, Leonia, New Jersey 07605
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.       Other Events and Required FD Disclosure.

Infocrossing, Inc. (the "Company") issued two press releases, each dated October 22, 2003, filed herewith under Item 7, one regarding the completion of a previously announced private placement of common stock and warrants to purchase common stock on October 21, 2003, and a second regarding the completion of the previously announced recapitalization of its series A preferred stock and series A warrants on October 21, 2003.

In connection with the recapitalization, four members of the Company's board of directors, who had been nominated by the holders of the series A preferred stock and elected in accordance with the Company's certificate of incorporation and existing stockholders agreement, resigned on October 21, 2003. The existing stockholders agreement among the Company, the holders of series A preferred stock and other parties was terminated on October 21, 2003.

Item 7.       Financial Statements and Exhibits.

              (a) Financial statements of business acquired: None

              (b) Pro forma financial information: Included as Exhibit 99.1.

              (c) Exhibits:

                   4.1 Securities Purchase Agreement, dated as of October 16, 2003, by and among the Company and certain purchasers of common stock and warrants.

                   4.2 Registration Rights Agreement, dated as of October 16, 2003, by and among the Company and certain purchasers of common stock and warrants.

                   4.3 Exchange Agreement, dated as of October 16, 2003, by and among the Company and holders of series A preferred stock and series A warrants.

                   4.4 Second Amended and Restated Registration Rights Agreement, dated as of October 21, 2003, by and among the Company and certain stockholders of the Company.

                  10.1 Term Loan Agreement, dated as of October 21, 2003, by and among the Company, the Lenders named therein, and Infocrossing Agent, Inc.

                  10.2 Guaranty and Security Agreement, dated as of October 21, 2003, by and among the Company, the Company's subsidiaries, and Infocrossing Agent, Inc.

                  99.1 Unaudited Pro Forma condensed consolidated combined financial statements for the fiscal year ended December 30, 2002, and the six month period ended June 30, 2003.


                  99.2 Press release, dated October 22, 2003, regarding the completion of a previously announced private placement of common stock and warrants.


                  99.3 Press release, dated October 22, 2003, regarding the completion of the previously announced recapitalization of its series A preferred stock and series A warrants.




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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 2003                    Infocrossing, Inc.
                                           (Registrant)


                                           /s/ William J. McHale
                                           ------------------------------------
                                           William J. McHale
                                           Senior Vice President of Finance